Exhibit 99.1

Renewable Energy Group Reports Third Quarter 2014 Financial Results
Q3 2014 Highlights

•	89 million gallons sold, up 14.4% y/y

•	64 million gallons produced, up 12.3% y/y

•	Net income of $5 million

•	Adjusted EBITDA of $11 million

•	REG Geismar started production and sales of renewable hydrocarbon diesel in October

•	Completed upgrades at REG Mason City in October
Ames, IA, November 4, 2014 - Renewable Energy Group, Inc. ("REG" or the "Company") (NASDAQ:REGI) today announced its financial results for the third quarter ended September 30, 2014.
Revenues for the quarter were $384.3 million. Compared to the third quarter of 2013, REG sold 14.4% more gallons of biomass-based diesel, while revenues decreased by 16.2% and Adjusted EBITDA decreased by 77.7%.
“Our third quarter results reflect a very solid financial performance despite weak market conditions, while we worked to bring REG Geismar online and continued to invest in product development,” said Daniel J. Oh, President and Chief Executive Officer. “Our traditional biodiesel business saw double digit volume growth of gallons sold and produced, compared to the third quarter of last year. The Mason City upgrades, which now allow that biorefinery to use lower cost feedstocks, were completed on time and within budget, and reflect our continued investment and focus on the biomass-based diesel business.”
Oh continued, “We are very pleased with the progress at REG Geismar and operations start-up that was completed safely, timely and within our budget expectations.”
Third Quarter 2014 Operating Highlights
For the third quarter, REG sold 88.8 million gallons of biodiesel, an increase of 14.4% compared to the third quarter of 2013. REG produced 63.8 million gallons of biodiesel during the quarter, a 12.3% increase when compared to the third quarter of 2013. The balance of the gallons sold consisted of 18.0 million gallons purchased from third parties and resold through the Company’s distribution network and 7.0 million gallons from inventory.
REG continues to invest in its fleet of biomass-based diesel plants. The Company completed the upgrades at REG Mason City and the upgrades at REG Newton are progressing as planned.
REG Geismar began production and selling renewable hydrocarbon diesel in October, restarting the plant the Company acquired in June. The 75-million gallon nameplate capacity biorefinery had been in stand-by mode since December 2012.
 Third Quarter 2014 Financial Results
All figures refer to the quarter ending September 30, 2014, unless otherwise noted.

Revenues of $384.3 million decreased 16.2% when compared to the third quarter of 2013. The decline is attributable to a reduction in average sales price and lower RIN prices, which more than offset the 14.4% increase in gallons sold. The average price per gallon of biodiesel sold during the third quarter was $3.54, or 28.5% lower than in the same quarter of 2013.
Gross profit was $22.7 million, or 5.9% of revenues, compared to gross profit of $57.8 million, or 12.6% of revenues, for the third quarter of 2013. The decrease in gross profit resulted from margin compression caused by lower selling prices.
Operating income was $6.0 million, compared to $45.2 million for the third quarter of 2013.
Net income attributable to common stockholders was $4.5 million, or $0.11 per share on a fully diluted basis. This compares to $78.5 million, or $2.31 per share on a fully diluted basis in the third quarter of 2013, which included tax benefits of $42.1 million, or $1.12 per share on a fully diluted basis.
Third Quarter 2014 Balance Sheet
At September 30, 2014, REG had liquid assets, which includes cash, cash equivalents and marketable securities, of $128.6 million, an increase of $2.7 million during the quarter.
At September 30, 2014, accounts receivable were $35.4 million, or 8 days of sales, a decrease of $13.0 million from June 30, 2014. Inventory was $49.4 million, or 12 days of sales, a decrease of $20.8 million during the quarter.
The table below summarizes REG’s results for Q3 2014.
REG Q3 2014 Revenues and Adjusted EBITDA Summary
(dollars and gallons in thousands)

	Q3 2014	Q3 2013	Y/Y Change
Gallons sold	88,821	77,626	14.4%
Average selling price	$3.54	$4.95	(28.5)%
Total revenues	$384,258	$458,444	(16.2)%
Adjusted EBITDA	$10,893	$48,901	(77.7)%
Adjusted EBITDA margin (1)	2.8%	10.7%

(1)	Adjusted EBITDA margin is defined as adjusted EBITDA as a percentage of total revenues.
Adjusted EBITDA Reconciliation
The Company uses earnings before interest, taxes, depreciation and amortization, and further adjusted for certain additional items, identified in the table below, or Adjusted EBITDA, as a supplemental performance measure. Adjusted EBITDA is presented in order to assist investors in analyzing performance across reporting periods on a consistent basis by excluding items that are not believed to be indicative of core operating performance. Adjusted EBITDA is used by the Company to evaluate, assess and benchmark financial performance on a consistent and a comparable basis and as a factor in determining incentive compensation for company executives. The following table sets forth Adjusted EBITDA for the periods presented, as well as reconciliation to net income:

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
(In thousands)
Net income	$4,572	$86,703	$13,220	$156,236
Adjustments:
Income tax (benefit) expense	(248)	(42,051)	(12,274)	3,452
Interest expense	2,867	577	4,622	1,757
Other (income) expense, net	(124)	(66)	(556)	(276)
Change in fair value of contingent liability	(1,059)	—	(1,443)	—
Straight-line lease expense	(142)	(163)	(455)	(484)
Depreciation	3,332	2,598	9,526	6,974
Amortization	303	(181)	(66)	(571)
Non-recurring lease cancellation (1)	—	—	1,904	—
Non-recurring business interruption (2)	—	—	—	(863)
Non-cash stock compensation	1,392	1,484	4,041	3,869
Adjusted EBITDA before 2012 blenders tax credit is allocated into historical results	10,893	48,901	18,519	170,094
2012 Retroactive biodiesel tax credit (3)	—	—	—	(57,745)
Adjusted EBITDA	$10,893	$48,901	$18,519	$112,349

(1)
In April 2014, we bought out the remaining life of the land lease at our Danville, Illinois facility and subsequently purchased the land. The amount represents the portion related to canceling the lease.

(2)
We incurred a non-recurring business interruption charge at one of our production facilities in November 2012; we reflected the gain contingency in our operating performance of 2012 having received the corresponding insurance proceeds in February 2013, thus excluding it from first quarter 2013 adjusted EBITDA.

(3)
On January 2, 2013, the American Taxpayer Relief Act of 2012 was signed into law, which reinstated a set of tax extender items including the reinstatement of the federal Biodiesel Mixture Excise Tax Credit for 2013 and the retroactive reinstatement of the credit for 2012. The retroactive credit for 2012 resulted in a net benefit to REG that was recognized in the first quarter of 2013, but which relates to the operating performance and results during 2012 and is thus reallocated to 2012.

Adjusted EBITDA is a supplemental performance measure that is not required by, or presented in accordance with, generally accepted accounting principles, or GAAP. Adjusted EBITDA should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP, or as alternatives to cash flows from operating activities or a measure of liquidity or profitability. Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as a substitute for any of the results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect cash expenditures for capital assets or the impact of certain cash uses that we consider not to be an indication of ongoing operations;
•	Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital requirements;
•	Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on indebtedness;
•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect cash requirements for such replacements;

•
Stock-based compensation expense is an important element of the Company’s long term incentive compensation program, although we have excluded it as an expense when evaluating our operating performance; and

•	Other companies, including other companies in the same industry, may calculate these measures differently, limiting their usefulness as a comparative measure.
About Renewable Energy Group
Renewable Energy Group, Inc. is a leading North American advanced biofuels producer and developer of renewable chemicals. REG utilizes a nationwide production, distribution and logistics system as part of an integrated value chain model to focus on converting natural fats, oils and greases into advanced biofuels and converting diverse feedstocks into renewable chemicals. With 10 active biorefineries across the country, research and development capabilities, and a diverse and growing intellectual property portfolio, REG is committed to being a long-term leader in bio-based fuels and chemicals.
For more than a decade, REG has been a reliable supplier of advanced biofuels which meet or exceed ASTM quality specifications. REG sells REG-9000™ biomass-based diesel to distributors so consumers can have cleaner burning fuels that help diversify the energy complex and increase energy security. REG-9000™ biomass-based diesel is distributed in most states in the U.S. REG also markets ultra-low sulfur diesel and heating oil in the northeastern US.
Note Regarding Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including statements regarding the expected favorable impact of the Company's plant upgrades and the future growth of its markets.  These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, potential changes in governmental programs and policies requiring or encouraging the use of biofuels, including RFS2; changes in the spread between biomass-based diesel prices and feedstock costs; the future price and volatility of feedstocks; the future price and volatility of petroleum and products derived from petroleum; availability of federal and state governmental tax credits and incentives for biomass-based diesel production; the effect of excess capacity in the biomass-based diesel industry; unanticipated changes in the biomass-based diesel market from which we generate almost all of our revenues; seasonal fluctuations in our operating results; competition in the markets in which we operate; our dependence on sales to a single customer; technological advances or new methods of biomass-based diesel production or the development of energy alternatives to biomass-based diesel; our ability to successfully implement our acquisition strategy; our ability to use the technology acquired from LS9 to produce renewable chemicals, fuels and other products on a commercial scale and at a competitive cost, and customer acceptance of the products produced; our ability to successfully integrate Syntroleum and Dynamic Fuels and their employees into our existing business; whether REG Geismar will be able to produce renewable hydrocarbon diesel consistently or profitably; and other risks and uncertainties described from time to time in REG's annual report on Form 10-K, quarterly reports on Forms 10-Q and other periodic filings with the Securities and Exchange Commission.

All forward-looking statements are made as of the date of this press release and REG does not undertake to update any forward-looking statements based on new developments or changes in our expectations.
Contacts

Investor Relations: ICR, LLC Gary Dvorchak, CFA Senior Vice President +1 (310) 954-1123 gary.dvorchak@icrinc.com	Company: Renewable Energy Group, Inc. Todd Robinson Director, Investor Relations +1 (515) 239-8048 Todd.Robinson@regi.com

RENEWABLE ENERGY GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(in thousands, except share and per share amounts)

	Three months ended		Nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
REVENUES:
Biodiesel sales	$382,296	$399,226	$919,255	$859,058
Biodiesel government incentives	1,830	59,203	16,742	248,385
	384,126	458,429	935,997	1,107,443
Services	132	15	219	104
	384,258	458,444	936,216	1,107,547
COSTS OF GOODS SOLD:
Biodiesel	361,523	400,575	886,719	912,673
Services	20	20	67	149
	361,543	400,595	886,786	912,822
GROSS PROFIT	22,715	57,849	49,430	194,725
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	16,707	12,686	45,861	33,556
INCOME FROM OPERATIONS	6,008	45,163	3,569	161,169
OTHER INCOME (EXPENSE), NET:
Change in fair value of contingent consideration	1,059	—	1,443	—
Other income, net	124	66	556	276
Interest expense	(2,867)	(577)	(4,622)	(1,757)
	(1,684)	(511)	(2,623)	(1,481)
INCOME BEFORE INCOME TAXES	4,324	44,652	946	159,688
INCOME TAX BENEFIT (EXPENSE)	248	42,051	12,274	(3,452)
NET INCOME	4,572	86,703	13,220	156,236
PLUS—GAIN ON REDEMPTION OF PREFERRED STOCK	—	—	378	—
PLUS—CHANGE IN UNDISTRIBUTED DIVIDENDS ALLOCATED TO PREFERRED STOCKHOLDERS	—	(147)	—	(147)
LESS—DISTRIBUTED DIVIDENDS TO PREFERRED STOCKHOLDERS	—	(258)	(40)	(1,848)
LESS—EFFECT OF PARTICIPATING PREFERRED STOCK	—	(6,455)	—	(18,010)
LESS—EFFECT OF PARTICIPATING SHARE-BASED AWARDS	(68)	(1,381)	(196)	(2,273)
NET INCOME ATTRIBUTABLE TO THE COMPANY’S COMMON STOCKHOLDERS	$4,504	$78,462	$13,362	$133,958
NET INCOME PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS:
BASIC	$0.11	$2.32	$0.33	$4.20
DILUTED	$0.11	$2.31	$0.32	$4.20
WEIGHTED AVERAGE SHARES USED TO COMPUTE NET INCOME PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS:
BASIC	42,374,768	33,790,034	40,216,467	31,918,951
DILUTED	42,432,005	34,016,476	40,228,929	31,924,197

RENEWABLE ENERGY GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
AS OF SEPTEMBER 30, 2014 AND DECEMBER 31, 2013
(in thousands, except share and per share amounts)

	September 30, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$67,270	$153,227
Marketable securities	61,378	—
Accounts receivable, net	35,422	82,911
Inventories	49,382	85,814
Prepaid expenses and other assets	39,786	25,568
Total current assets	253,238	347,520
Property, plant and equipment, net	462,053	286,044
Property, plant and equipment, net—variable interest entity	—	5,180
Goodwill	175,472	84,864
Intangible assets, net	29,280	4,867
Deferred income taxes	1,470	—
Other assets	29,356	12,380
Restricted cash	104,815	—
TOTAL ASSETS	$1,055,684	$740,855
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Revolving line of credit	$—	$10,986
Current maturities of long-term debt	6,105	6,729
Current maturities of long-term debt—variable interest entity	—	300
Accounts payable	53,942	48,727
Accrued expenses and other liabilities	15,361	12,305
Deferred income taxes	8,968	3,687
Deferred revenue	99	15,503
Total current liabilities	84,475	98,237
Unfavorable lease obligation	7,058	7,905
Deferred income taxes	—	2,691
Contingent consideration for acquisitions	39,411	—
Long-term debt	241,495	23,422
Long-term debt—variable interest entity	—	3,729
Other liabilities	4,153	6,838
Total liabilities	376,592	142,822
COMMITMENTS AND CONTINGENCIES (Note 15)
Series B preferred stock ($.0001 par value; 3,000,000 shares authorized; 0 and 143,313 shares outstanding; redemption amount $0 and $3,583, respectively)	—	3,963
EQUITY:
Company stockholders’ equity:
Common stock ($.0001 par value; 300,000,000 shares authorized; 42,306,595 and 36,506,221 shares outstanding, respectively)	4	4
Common stock—additional paid-in-capital	431,300	359,818
Retained earnings	251,692	238,134
Accumulated other comprehensive loss	(18)	—
Treasury stock (530,898 and 530,898 shares outstanding, respectively)	(3,886)	(3,886)
Total stockholders’ equity	679,092	594,070
TOTAL LIABILITIES AND EQUITY	$1,055,684	$740,855